EXHIBIT 10.56

                             SUBSCRIPTION AGREEMENT

                                                August 20, 2003
NexGen Bacterium, Inc.
Arango-Orillac Building, 2nd  Floor
East 54th Street
Panama City, Panama

Gentlemen:

     This letter will constitute the subscription agreement between New York Health Care, Inc. ("NYHC" or the "Company"), a New York corporation, and NexGen Bacterium, Inc., a Panama corporation, ("you" or the "Investor") regarding its acquisition of shares of the $.01 par value common stock of NYHC.

     1.     Subscription.  The  Investor  agrees  to  accept  from NYHC and NYHC
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agrees  to issue to the Investor 1,000,000 shares of the unissued $.01 par value common stock (the "Shares") of NYHC as part of the purchase price for certain assets being sold by the Investor to The Bio Balance Corp. ("Bio"), a wholly-owned subsidiary of NYHC, pursuant to an Asset Purchase Agreement among the Investor, Bio and NYHC (the "Asset Agreement"), and a Registration Rights Agreement among the Investor and NYHC (the "Registration Rights Agreement"), both approved August 20, 2003.

     2.     Representations,  Warranties  and  Covenants  of  Subscriber.  The
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Investor  hereby  acknowledges,  represents,  warrants,  covenants and agrees as follows:

          (a) the Investor has been furnished with full access to the books, records and reports of the Company, including but not limited to all of the Company's SEC Form 10-K, 10-Q


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and  8-K  reports and all documents filed by the Company or any insider with the
SEC, and any documents which may have been made available upon request (collectively referred to as "additional materials");

          (b) the Investor has been given the opportunity to ask questions of and receive answers from the Company's officers, directors and independent accountants concerning matters pertaining to an investment in the Company and has been given the opportunity to obtain such information necessary to verify the accuracy of information that was otherwise provided in order for it to evaluate the merits and risks of an acquisition of Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished any offering literature except as mentioned herein;

          (c) the Investor has not been furnished with any oral representation in connection with the Shares;

          (d) the Investor has determined that the Shares it is accepting as payment for the Assets being in the Asset Agreement are a suitable investment in view of its presently anticipated financial needs and that it and all of its equity owners could bear a loss of the investment at this time and for the foreseeable future;

          (e) with the exception of its reliance on any information provided by the Company as part of a due diligence examination of the Company for purposes of reaching its decision as to whether or not to invest in the Company, the Investor is not relying on the Company, its officers, directors, employees, agents, investment bankers or attorneys, with respect to individual tax and other legal or economic considerations involved in this investment. The Investor has relied on its knowledge and experience, and that of its legal and economic advisors, with regard to the tax and other legal or economic considerations involved in this transaction. The Investor is capable of evaluating the merits and risks of this investment;

          (f) except as provided in the Asset Agreement and the Registration Rights Agreement, the Investor will not sell or otherwise transfer the Shares without registration under the Securities Act of 1933 (the "Securities Act") and appropriate state securities ("Blue Sky") laws or the availability of appropriate exemptions therefrom and fully understands and agrees that he must bear the economic risks of its purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the Blue Sky laws of any state and, therefore, cannot be resold, pledged, assigned, hypothecated or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable Blue Sky laws or pursuant to available exemptions from such registration;

          (g)     the  Investor  is  a  citizen  and  resident  of  Panama;

          (h) the Investor is an "accredited investor" as defined in Section 2(15) of the Securities Act of 1933, as amended, and Rule 501 promulgated by the United States Securities and Exchange Commission thereunder;


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          (i)     except  as  provided  in  the  Asset Agreement, the Shares the
Investor is accepting will be solely for the account of the Investor for investment purposes only and are not being purchased for any distribution, subdivision or fractionalization thereof; the Investor has no contract, undertaking agreement or arrangement with any person to sell, transfer or pledge any Shares to such person or anyone else and has no present plan to enter into any such contract, undertaking, agreement or arrangement;

          (j) the Investor has furnished the Company with information about the Investor and such information is correct and complete as of this date. If there should be any material change in such information, the Investor will immediately furnish such revised or corrected information to the Company; and

          (k) it has made the foregoing representations, warranties, covenants and agreements knowing that they shall survive its purchase of Shares.

     3.     Representations,  Warranties  and  Covenants  of  the  Company.  The
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Company  hereby  acknowledges,  represents,  warrants,  covenants  and agrees as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power and authority to own, lease and operate its properties, carry on its business as now being conducted, enter into this Subscription Agreement and consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company and this Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the execution and delivery by the Company of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of any provision of its Certificate of Incorporation or By-Laws or result in a material default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, judgment, court order, restraint, lien or other instrument or obligation to which the Company is a party or by which the Company or its assets or properties may be bound.

          (b) The Company has furnished the Investor with information about the Company and such information is correct and complete as of the date of this Subscription Agreement. If there should be any material change in such information, the Company will immediately furnish such revised or corrected information to the Investor.

          (c) The Company has made the foregoing representations, warranties, covenants and agreements knowing that they shall survive the Investor's acquisition of the Shares.

     4.     Investor  Awareness.  The  Investor  acknowledges  its  complete
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understanding  of  the  following  facts:


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          (a)     No  federal  or  state  agency  has passed upon the investment quality of the Shares or made any finding or determination as to the fairness, merits or risks of any investment in them.

          (b) There are substantial risks of loss of the investment incident to the purchase of Shares.

          (c) The Shares have not been registered under the Securities Act or any Blue Sky laws and must be held indefinitely unless they are subsequently so registered or exemptions from such registration are available. The Shares cannot be sold without registration or other compliance with the Securities Act and applicable Blue Sky laws.
     5.     Modification.  Neither this Agreement nor any provision hereof shall
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be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

     6.     Notices.  Any  notice, demand or other communication which any party
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hereto  may be required, or may elect, to give anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address, or (c) delivered by fax transmission to a fax number provided by such person (who confirms receipt thereof). The addresses and fax numbers for the delivery of notices are as follows:

     If to the Company:  New York Health Care, Inc.
                         1850 McDonald Avenue
                         Brooklyn, NY 11223
                         Tel: 718 375-6700
                         Fax: 718 375-4007

     with a copy to:     William J. Davis, Esq.
                         Scheichet & Davis, P.C.
                         800 Third Avenue - 29th  Floor
                         New York, NY 10022
                         Tel. (212) 688-3200
                         Fax:  (212) 371-7634

     If to the Investor: NexGen Bacterium, Inc.
                         Arango-Orillac Building, 2nd  Floor
                         East 54th Street
                         Panama City, Panama

     with a copy to:     The BioBalance Corp.
                         16 East 34th Street
                         New York, NY 10016
                         Tel: 212 679-7778
                         Fax: 212 679-7774


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     7.     Counterparts.  This  Subscription  Agreement  may be executed in any
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number  of  counterparts  and each of such counterparts shall, for all purposes, constitute  one  agreement  binding  on  all  the  parties.

     8.     Binding  Effect.  Except  as  otherwise  provided  herein,  this
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Subscription  Agreement  shall  be  binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the covenants, agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person.

     9.     Entire  Agreement.  This  instrument  and  the Asset Agreement dated
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this  date  contain  the  entire  agreement  of  the  parties  and  there are no representations, warranties, covenants or other agreements, except as stated or referred to herein and therein.

     10.     Benefit  and  Transfer or Assignment.  Except as provided otherwise
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herein,  this  Subscription  Agreement  is not transferable or assignable by the undersigned without the written consent of the Company, which consent shall not be unreasonably withheld. No such written consent shall be required for a transfer or assignment by the Investor of its rights or interests under this Subscription Agreement to a corporation or limited liability company in which the Investor owns, directly or indirectly, more than 50% of the capital stock and in which all other shareholders are accredited investors.

     11.     Applicable  Law.  This  Subscription Agreement shall be governed by
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and  construed  in  accordance  with  the  laws of the State of New York without giving  effect  to  that  state's  conflicts  of  laws  provisions.

INVESTOR:                                     NEW YORK HEALTH CARE, INC.
NEXGEN BACTERIUM, INC.

/s/Michel Marechal  Norma Nuezo               By:  /s/  Jerry Braun
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Michel Marechal  Norma Nuezo,                      Jerry Braun, President
General Attorneys
                                              Attest:

                                                   /s/  Jacob Rosenberg
                                                   --------------------
                                                   Jacob Rosenberg, Secretary


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